                                                                    EXHIBIT 4.1

                                                                [CONFORMED COPY]
================================================================================



                           KIMBERLY-CLARK CORPORATION

                                       TO

                                BANK OF AMERICA
                               NATIONAL TRUST AND
                              SAVINGS ASSOCIATION
                                          SUCCESSOR TRUSTEE


                       ------------------------------


                      FIRST AMENDED AND RESTATED INDENTURE
                           DATED AS OF MARCH 1, 1988


                       ------------------------------


 AMENDING AND RESTATING THE INDENTURE, DATED AS OF JANUARY 15, 1983, BETWEEN KIMBERLY-CLARK CORPORATION (THE "COMPANY") AND CITIBANK, N.A., AS SUPPLEMENTED AND AMENDED PURSUANT TO THE TRIPARTITE AGREEMENT, EFFECTIVE AS OF JANUARY 15, 1985, AMONG THE COMPANY, CITIBANK, N.A., AND BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SUCCESSOR TRUSTEE (THE "TRUSTEE"), AND SUPPLEMENTAL INDENTURE NO. 1 DATED AS OF JUNE 1, 1987 BETWEEN THE COMPANY AND THE TRUSTEE.

================================================================================

                           KIMBERLY-CLARK CORPORATION

        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND FIRST AMENDED AND RESTATED INDENTURE, DATED AS OF MARCH 1, 1988

TRUST INDENTURE
ACT SECTION                                                     INDENTURE SECTION
---------------                                                 -----------------
SECTION 310(a)(1) . . . . . . . . . . . . . . . . . . . . . .   609
           (a)(2) . . . . . . . . . . . . . . . . . . . . . .   609
           (a)(3) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (a)(4) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (b). . . . . . . . . . . . . . . . . . . . . . . .   608
                                                                610
Section 311(a). . . . . . . . . . . . . . . . . . . . . . . .   613(a)
            (b) . . . . . . . . . . . . . . . . . . . . . . .   613(b)
            (b)(2). . . . . . . . . . . . . . . . . . . . . .   703(a)(2)
                                                                703(b)
Section 312(a). . . . . . . . . . . . . . . . . . . . . . . .   701
                                                                702(a)
            (b) . . . . . . . . . . . . . . . . . . . . . . .   702(b)
            (c) . . . . . . . . . . . . . . . . . . . . . . .   702(c)
Section 313(a). . . . . . . . . . . . . . . . . . . . . . . .   703(a)
            (b) . . . . . . . . . . . . . . . . . . . . . . .   703(b)
            (c) . . . . . . . . . . . . . . . . . . . . . . .   703(a), 703(b)
            (d) . . . . . . . . . . . . . . . . . . . . . . .   703(c)
Section 314(a). . . . . . . . . . . . . . . . . . . . . . . .   704
           (b). . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (c)(1) . . . . . . . . . . . . . . . . . . . . . .   102
           (c)(2) . . . . . . . . . . . . . . . . . . . . . .   102
           (c)(3) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (d). . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (e). . . . . . . . . . . . . . . . . . . . . . . .   102
Section 315(a). . . . . . . . . . . . . . . . . . . . . . . .   601(a)
           (b). . . . . . . . . . . . . . . . . . . . . . . .   602
                                                                703(a)(6)
           (c). . . . . . . . . . . . . . . . . . . . . . . .   601(b)
           (d). . . . . . . . . . . . . . . . . . . . . . . .   601(c)
           (d)(1) . . . . . . . . . . . . . . . . . . . . . .   601(a)(1)
           (d)(2) . . . . . . . . . . . . . . . . . . . . . .   601(c)(2)
           (d)(3) . . . . . . . . . . . . . . . . . . . . . .   601(c)(3)
           (e). . . . . . . . . . . . . . . . . . . . . . . .   514
Section 316(a). . . . . . . . . . . . . . . . . . . . . . . .   101
           (a)(1)(A). . . . . . . . . . . . . . . . . . . . .   502
                                                                512
           (a)(1)(B). . . . . . . . . . . . . . . . . . . . .   513
           (a)(2) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (b). . . . . . . . . . . . . . . . . . . . . . . .   508
Section 317(a)(1) . . . . . . . . . . . . . . . . . . . . . .   503
           (a)(2) . . . . . . . . . . . . . . . . . . . . . .   504
           (b). . . . . . . . . . . . . . . . . . . . . . . .   1003
Section 318(a). . . . . . . . . . . . . . . . . . . . . . . .   107

---------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                               page
                                                               ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Recitals of the Company . . . . . . . . . . . . . . . . . . .   1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions:
             Act  . . . . . . . . . . . . . . . . . . . . . .   3
             Affiliate  . . . . . . . . . . . . . . . . . . .   3
             Attributable Debt  . . . . . . . . . . . . . . .   3
             Authenticating Agent . . . . . . . . . . . . . .   3
             Board of Directors . . . . . . . . . . . . . . .   3
             Board Resolution . . . . . . . . . . . . . . . .   3
             Business Day . . . . . . . . . . . . . . . . . .   3
             Commission . . . . . . . . . . . . . . . . . . .   3
             Company  . . . . . . . . . . . . . . . . . . . .   4
             Company Request; Company Order . . . . . . . . .   4
             Consolidated Net Tangible Assets . . . . . . . .   4
             Corporate Trust Office . . . . . . . . . . . . .   4
             corporation  . . . . . . . . . . . . . . . . . .   4
             Defaulted Interest . . . . . . . . . . . . . . .   4
             Event of Default . . . . . . . . . . . . . . . .   4
             Holder . . . . . . . . . . . . . . . . . . . . .   4
             Indenture  . . . . . . . . . . . . . . . . . . .   4
             interest . . . . . . . . . . . . . . . . . . . .   4
             Interest Payment Date  . . . . . . . . . . . . .   4
             Maturity . . . . . . . . . . . . . . . . . . . .   5
             Officers' Certificate  . . . . . . . . . . . . .   5
             Opinion of Counsel . . . . . . . . . . . . . . .   5
             Original Issue Discount Security . . . . . . . .   5
             Outstanding  . . . . . . . . . . . . . . . . . .   5
             Paying Agent . . . . . . . . . . . . . . . . . .   6
             Person . . . . . . . . . . . . . . . . . . . . .   6
             Place of Payment . . . . . . . . . . . . . . . .   6

---------------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                               page
                                                               ----
             Predecessor Security . . . . . . . . . . . . . .   6
             Principal Property . . . . . . . . . . . . . . .   7
             Redemption Date  . . . . . . . . . . . . . . . .   7
             Redemption Price . . . . . . . . . . . . . . . .   7
             Regular Record Date  . . . . . . . . . . . . . .   7
             Responsible Officer  . . . . . . . . . . . . . .   7
             Restricted Subsidiary  . . . . . . . . . . . . .   7
             Sale and Lease-Back Transaction  . . . . . . . .   7
             Securities . . . . . . . . . . . . . . . . . . .   8
             Security Register and Security Registrar . . . .   8
             Special Record Date  . . . . . . . . . . . . . .   8
             Stated Maturity  . . . . . . . . . . . . . . . .   8
             Subsidiary . . . . . . . . . . . . . . . . . . .   8
             Timberland . . . . . . . . . . . . . . . . . . .   8
             Trustee  . . . . . . . . . . . . . . . . . . . .   8
             Trust Indenture Act  . . . . . . . . . . . . . .   8
             U.S. Government Obligations  . . . . . . . . . .   8
             Vice President . . . . . . . . . . . . . . . . .   9
SECTION 102. Compliance Certificates and Opinions . . . . . .   9
SECTION 103. Form of Documents Delivered to Trustee . . . . .   9
SECTION 104. Acts of Holders  . . . . . . . . . . . . . . . .   10
SECTION 105. Notices, Etc., to Trustee and Company  . . . . .   11
SECTION 106. Notice to Holders; Waiver  . . . . . . . . . . .   11
SECTION 107. Conflict with Trust Indenture Act  . . . . . . .   12
SECTION 108. Effect of Headings and Table of Contents . . . .   12
SECTION 109. Successors and Assigns . . . . . . . . . . . . .   12
SECTION 110. Separability Clause  . . . . . . . . . . . . . .   12
SECTION 111. Benefits of Indenture  . . . . . . . . . . . . .   12
SECTION 112. Governing Law  . . . . . . . . . . . . . . . . .   12
SECTION 113. Legal Holidays . . . . . . . . . . . . . . . . .   12

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. Forms Generally  . . . . . . . . . . . . . . . .   13
SECTION 202. Form of Trustee's Certificate of Authentication    13

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series . . . . . .   14

                                                               page
                                                               ----
SECTION 302. Denominations  . . . . . . . . . . . . . . . . .   16
SECTION 303. Execution, Authentication, Delivery and Dating .   16
SECTION 304. Temporary Securities . . . . . . . . . . . . . .   18
SECTION 305. Registration, Registration of Transfer and
             Exchange . . . . . . . . . . . . . . . . . . . .   18
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities   19
SECTION 307. Payment of Interest; Interest Rights Preserved .   20
SECTION 308. Persons Deemed Owners  . . . . . . . . . . . . .   21
SECTION 309. Cancellation . . . . . . . . . . . . . . . . . .   22
SECTION 310. Computation of Interest  . . . . . . . . . . . .   22

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture  . . . .   22
SECTION 402. Defeasance and Discharge of Securities of Any
             Series . . . . . . . . . . . . . . . . . . . . .   23
SECTION 403. Application of Trust Money . . . . . . . . . . .   25

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501. Events of Default  . . . . . . . . . . . . . . .   26

SECTION 502. Acceleration of Maturity; Rescission and
             Annulment. . . . . . . . . . . . . . . . . . . .   27
SECTION 503. Collection of Indebtedness and Suits for
             Enforcement by Trustee . . . . . . . . . . . . .   28
SECTION 504. Trustee May File Proofs of Claim . . . . . . . .   29
SECTION 505. Trustee May Enforce Claims Without Possession
             of Securities  . . . . . . . . . . . . . . . . .   30
SECTION 506. Application of Money Collected . . . . . . . . .   30
SECTION 507. Limitation on Suits  . . . . . . . . . . . . . .   30
SECTION 508. Unconditional Right of Holders to Receive
             Principal, Premium and Interest  . . . . . . . .   31
SECTION 509. Restoration of Rights and Remedies . . . . . . .   31
SECTION 510. Rights and Remedies Cumulative . . . . . . . . .   31
SECTION 511. Delay or Omission Not Waiver . . . . . . . . . .   32
SECTION 512. Control by Holders . . . . . . . . . . . . . . .   32
SECTION 513. Waiver of Past Defaults  . . . . . . . . . . . .   32
SECTION 514. Undertaking for Costs  . . . . . . . . . . . . .   32
SECTION 515. Waiver of Stay or Extension Laws . . . . . . . .   33

                                                               page
                                                               ----
                                 ARTICLE SIX

                                 THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities  . . . . . .   33
SECTION 602. Notice of Defaults . . . . . . . . . . . . . . .   34
SECTION 603. Certain Rights of Trustee  . . . . . . . . . . .   35
SECTION 604. Not Responsible for Recitals or Issuance of
             Securities . . . . . . . . . . . . . . . . . . .   36
SECTION 605. May Hold Securities  . . . . . . . . . . . . . .   36
SECTION 606. Money Held in Trust  . . . . . . . . . . . . . .   36
SECTION 607. Compensation and Reimbursement . . . . . . . . .   36
SECTION 608. Disqualification; Conflicting Interests  . . . .   37
             (a) Elimination of Conflicting Interest
                 or Resignation.  . . . . . . . . . . . . . .   37
             (b) Notice of Failure to Eliminate Conflicting
                 Interest or Resign . . . . . . . . . . . . .   37
             (c) "Conflicting Interest" Defined . . . . . . .   37
             (d) Definitions of Certain Terms Used in
                 This Section . . . . . . . . . . . . . . . .   40
             (e) Calculation of Percentages of Securities . .   41
SECTION 609. Corporate Trustee Required; Eligibility  . . . .   42
SECTION 610. Resignation and Removal; Appointment of
             Successor. . . . . . . . . . . . . . . . . . . .   42
SECTION 611. Acceptance of Appointment by Successor . . . . .   44
SECTION 612. Merger, Conversion, Consolidation or Succession
             to Business  . . . . . . . . . . . . . . . . . .   45
SECTION 613. Preferential Collection of Claims Against
             Company  . . . . . . . . . . . . . . . . . . . .   45
             (a) Segregation and Apportionment of Certain
                 Collections by Trustee, Certain Exceptions .   45
             (b) Certain Creditor Relationships Excluded from
                 Segregation and Apportionment  . . . . . . .   47
             (c) Definitions of Certain Terms Used in
                 This Section . . . . . . . . . . . . . . . .   48
SECTION 614. Appointment of Authenticating Agent  . . . . . .   49

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses
             of Holders . . . . . . . . . . . . . . . . . . .   51
SECTION 702. Preservation of Information; Communications to
             Holders  . . . . . . . . . . . . . . . . . . . .   51
SECTION 703. Reports by Trustee . . . . . . . . . . . . . . .   52
SECTION 704. Reports by Company . . . . . . . . . . . . . . .   53

                                                               page
                                                               ----
                                ARTICLE EIGHT

                CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 801. Company May Consolidate, Etc., on Certain
             Terms  . . . . . . . . . . . . . . . . . . . . .   54
SECTION 802. Securities to be Secured in Certain Events . . .   54
SECTION 803. Opinion of Counsel . . . . . . . . . . . . . . .   55
SECTION 804. Successor Corporation Substituted  . . . . . . .   55

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of
             Holders  . . . . . . . . . . . . . . . . . . . .   55

SECTION 902. Supplemental Indentures with Consent of
             Holders  . . . . . . . . . . . . . . . . . . . .   56
SECTION 903. Execution of Supplemental Indentures . . . . . .   57
SECTION 904. Effect of Supplemental Indentures  . . . . . . .   58
SECTION 905. Conformity with Trust Indenture Act  . . . . . .   58

SECTION 906. Reference in Securities to Supplemental
             Indentures . . . . . . . . . . . . . . . . . . .   58

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest  . .   58
SECTION 1002. Maintenance of Office or Agency . . . . . . . .   58
SECTION 1003. Money for Securities Payments to Be Held in
              Trust . . . . . . . . . . . . . . . . . . . . .   59
SECTION 1004. Limitations on Liens  . . . . . . . . . . . . .   60
SECTION 1005. Limitation on Sale and Lease-Back . . . . . . .   62
SECTION 1006. Defeasance of Certain Obligations . . . . . . .   63
SECTION 1007. Statement by Officers as to Default . . . . . .   65
SECTION 1008. Waiver of Certain Covenants . . . . . . . . . .   65

                                 ARTICLE ELEVEN

                             REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article  . . . . . . . . . . .   65
SECTION 1102. Election to Redeem; Notice to Trustee . . . . .   65
SECTION 1103. Selection by Trustee of Securities to Be
              Redeemed  . . . . . . . . . . . . . . . . . . .   66
SECTION 1104. Notice of Redemption  . . . . . . . . . . . . .   66
SECTION 1105. Deposit of Redemption Price . . . . . . . . . .   67
SECTION 1106. Securities Payable on Redemption Date . . . . .   67
SECTION 1107. Securities Redeemed in Part . . . . . . . . . .   67

                                                               page
                                                               ----
                                ARTICLE TWELVE

                                SINKING FUNDS

SECTION 1201. Applicability of Article  . . . . . . . . . . .   68
SECTION 1202. Satisfaction of Sinking Fund Payments with
              Securities  . . . . . . . . . . . . . . . . . .   68
SECTION 1203. Redemption of Securities for Sinking Fund . . .   68

TESTIMONIUM   . . . . . . . . . . . . . . . . . . . . . . . .   69

SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . .   69

ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . .   70

EXHIBIT A - FORM OF FACE OF NOTE  . . . . . . . . . . . . . .   A-1

EXHIBIT B - FORM OF FACE OF SINKING FUND DEBENTURE  . . . . .   B-1

EXHIBIT C - FORM OF FACE OF ORIGINAL ISSUE DISCOUNT SECURITY    C-1

       FIRST AMENDED AND RESTATED INDENTURE, dated as of March 1, 1988, between Kimberly-Clark Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Dallas, Texas 75261-9100, and Bank of America National Trust and Savings Association, a national banking association duly incorporated and existing under the laws of the United States of America, as successor Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

       WHEREAS, the Company has heretofore executed and delivered the Indenture, dated as of January 15, 1983, to Citibank (the "Basic Indenture") providing for the issuance from time to time of the Company's unsecured debentures, notes and/or other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series under and in accordance with the terms of the Basic Indenture;

       WHEREAS, pursuant to the Tripartite Agreement, dated as of December 20, 1984, among the Company, Citibank and the Trustee, effective as of the close of business on January 15, 1985 (1) Citibank resigned as trustee under the Basic Indenture, (2) the Company accepted such resignation, (3) the Company appointed the Trustee as successor trustee under the Basic Indenture, and (4) the Trustee accepted such appointment;

        WHEREAS, pursuant to a Supplemental Indenture No. 1, dated as of June 1, 1987, between the Company and the Trustee the Basic Indenture was amended in certain respects with respect to the Securities of any series created on or after the date thereof; and

       WHEREAS, Section 901(5) of the Basic Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Basic Indenture for the purpose of changing or eliminating any provision of the Basic Indenture, provided that such change or elimination shall not be effective as to any Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

       WHEREAS, Section 901(9) of the Basic Indenture provides, among other things, that the Company may enter into an indenture supplemental to the Basic Indenture for the purpose of curing any ambiguity or correcting or supplementing any provisions which may be inconsistent with any other provision of the Basic Indenture, or making any other provisions with respect to matters or questions arising under the Basic Indenture, provided that any such action shall not adversely affect the interests of the Holders of the Securities of any series in any material respect;

       WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this First Amended and Restated Indenture (the "Indenture") to

(1) amend the Basic Indenture, as supplemented pursuant to the Tripartite Agreement and Supplemental Indenture No. 1, in certain respects with respect to the Securities of any series created on or after the date hereof and (2) restate the Basic Indenture as supplemented pursuant to the Tripartite Agreement and Supplemental Indenture No. 1; and

       WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

       NOW, THEREFORE, the Basic Indenture, as supplemented pursuant to the Tripartite Agreement and Supplemental Indenture No. 1 is hereby further supplemented and amended and is restated to read in its entirety as follows:

                           THIS INDENTURE WITNESSETH:

       For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

              (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       Certain terms, used principally in Article Six and Article Ten, are defined in those Articles.

       "ACT", when used with respect to any Holder, has the meaning specified in Section 104.

       "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "ATTRIBUTABLE DEBT" in respect of a Sale and Lease-Back Transaction means, as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease involved in such Sale and Lease-Back Transaction, as determined in good faith by the Company) of the obligation of the lessee thereunder for rental payments (excluding, however, any amounts required to be paid by such lessee, whether or not designated as rent or additional rent, on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges) during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

       "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities.

       "BOARD OF DIRECTORS" means either the Board of Directors of the Company or the Executive Committee of the Board of Directors of the Company or any duly authorized committee of the Board of Directors of the Company.

       "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

       "BUSINESS DAY", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

       "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

       "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

       "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or any Vice President, and by its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

       "CONSOLIDATED NET TANGIBLE ASSETS" means, as of any particular time, the total amount of assets (less applicable reserves) after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness), and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in the audited consolidated balance sheet of the Company and subsidiaries contained in the Company's then most recent annual report to stockholders, except that assets shall include an amount equal to the Attributable Debt in respect of any Sale and Lease-Back Transaction not capitalized on such balance sheet.

       "CORPORATE TRUST OFFICE" means the principal office of the Trustee in the city in which it has its principal place of business at which at any particular time its corporate trust business shall be administered.

       "CORPORATION" includes corporations, associations, companies and business trusts.

       "DEFAULTED INTEREST" has the meaning specified in Section 307.

       "EVENT OF DEFAULT" has the meaning specified in Section 501.

       "HOLDER" means a Person in whose name a Security is registered in the Security Register.

       "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

       "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

       "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

       "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

       "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee.

       "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or of counsel to the Company, and who shall be reasonably satisfactory to the Trustee.

       "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 502.

       "OUTSTANDING", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

              (i) any such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

              (ii) any such Securities for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 609) or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) U.S. Government Obligations as contemplated by Section 402 in the necessary amount have been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 609) in trust for the Holders of such Securities in accordance with Section 403; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

              (iii)  any such Securities which have been paid pursuant to
       Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

              (iv) in the case of a series of Securities created on or after March 1, 1988, all the Securities of which are not to be originally issued at one time, Securities of such series if and to the extent that, subsequent to the authentication and delivery thereof, such Securities are delivered to the Trustee for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof;

       provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder,
(a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination, (b) the principal amount of a Security denominated in a foreign currency shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (a) above) of such Security, and (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

       "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

       "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

       "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

       "PRINCIPAL PROPERTY" means any mill, manufacturing plant, manufacturing facility or Timberland, located within the United States of America (other than its territories and possessions and other than Puerto Rico), having a gross book value in excess of 1% of Consolidated Net Tangible Assets at the time of determination thereof and owned by the Company or any Restricted Subsidiary; provided that the term "Principal Property" shall not include: (a) any such mill, plant, facility or Timberland which, in the opinion of the Board of Directors, is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries taken as a whole, (b) any portion of such a mill, plant, facility or Timberland similarly found not to be of material importance to the use or operation thereof or (c) any ores, metals, fossils, elements, gases, oil, minerals, geothermal resources and rights thereto and any plant or facility used for the extraction or processing thereof.

       "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

       "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

       "RESPONSIBLE OFFICER", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

       "RESTRICTED SUBSIDIARY" means any Subsidiary (a) substantially all of the property of which is located, or substantially all of the business of which is carried on, within the United States of America (other than its territories or possessions and other than Puerto Rico) and (b) which owns a Principal Property; provided, however, that any Subsidiary which is principally engaged in financing operations outside the United States of America or which is principally engaged in leasing or in financing instalment receivables shall not be deemed a Restricted Subsidiary for purposes of this Indenture.

       "SALE AND LEASE-BACK TRANSACTION" has the meaning specified in Section 1005.

       "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

       "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

       "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

       "STATED MATURITY", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

       "SUBSIDIARY" means any corporation more than 50% of the outstanding voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

       "TIMBERLAND" means any real property owned by the Company or any Restricted Subsidiary which contains standing timber which is (or upon completion of a growth cycle then in process is expected to become) of a commercial quantity and of merchantable quality, excluding, however, any such real property which at the time of determination is designated by the Board of Directors as being held primarily for development or sale, rather than primarily for the production of timber.

       "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

       "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905.

       "U.S. GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such

U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt with respect to any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

       "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102. Compliance Certificates and Opinions.

       Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

       Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

       Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action with respect to the Securities of more than one series as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate upon which the Trustee may exclusively rely) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in this paragraph.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

              (c) The ownership of Securities shall be proved by the Security Register.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. Notices, Etc., to Trustee and Company.

       Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, attention of the Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

       Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

       If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108. Effect of Headings and Table of Contents.

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

       All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

       In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

       Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

       This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113. Legal Holidays.

       In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. Forms Generally.

       The Securities of each series shall be in substantially the forms set forth in Exhibits A, B or C to this Indenture, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

       The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

       The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Trustee's Certificate of Authentication.

       Trustee's Certificate of Authentication

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   Bank of America National Trust
                                   and Savings Association, as Trustee


                                   By
                                     -------------------------------------
                                           Authorized Officer

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

       The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

       The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, the terms of Securities of the series, including:

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (3) the date or dates on which the principal of the Securities of the series is payable;

              (4) the rate or rates at which the Securities of the series shall bear interest, if any, or, in the case of a series of Securities created on or after March 1, 1988, the manner of calculation of such rate or rates, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or, in the case of a series of Securities created on or after March 1, 1988, the manner of determination of such Interest Payment Dates, the Regular Record Date, or, in the case of a series of Securities created on or after March 1, 1988, the manner of determination of such Regular Record Date, for the interest payable on any Interest Payment Date;

              (5) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

              (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

              (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

              (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
       Section 502;

              (10) in the case of Securities of a series created on or after March 1, 1988, if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency (including composite currencies) in which payment of the principal of (and premium, if any) and/or interest on the Securities of the series shall be payable;

              (11) in the case of Securities of a series created on or after March 1, 1988, if the principal of (and premium, if any) and/or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency (including composite currencies) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

              (12) in the case of Securities of a series created on or after March 1, 1988, if the amount of payments of principal of (and premium, if any) and/or interest on the Securities of the series may be determined with reference to an index based on a coin or currency (including composite currencies) other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

              (13) in the case of Securities of a series created on or after June 1, 1987, the terms of which are not established pursuant to subsection (10), (11) or (12) of this Section 301, the application, if any, of Section 402 to the Securities of such series; or, in the case of Securities the terms of which are established pursuant to subsection
       (10), (11) or (12) of this Section 301, the adoption and applicability to such Securities of any terms and conditions similar to those contained in Section 402;

              (14) in the case of Securities of a series created on or after June 1, 1987, the terms of which are not established pursuant to subsection (10), (11) or (12) of this Section 301, the application, if any, of Section 1006 to the Securities of such series; or, in the case of Securities the terms of which are established pursuant to subsection
       (10), (11) or (12) of this Section 301, the adoption and applicability to such Securities of any terms and conditions similar to those contained in Section 1006;

              (15) additional Events of Default with respect to Securities of the series, if any, other than those set forth herein; and

              (16) any other terms of Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

       All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate or in any such indenture supplemental hereto.

       If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302. Denominations.

       The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

       The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

       Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

       At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and in accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

              (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

              (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

              (c) that the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (d) that the Indenture (to the extent required by law) is qualified under the Trust Indenture Act;

              (e) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

              (f) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

       If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

       Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series and cover and apply to all such Securities.

       Unless otherwise provided in the form of Securities of any series, each Security shall be dated the date of its authentication.

       No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304. Temporary Securities.

       Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

       If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and, in the case of a series of Securities created on or after March 1, 1988 of the like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305. Registration, Registration of Transfer and Exchange.

       The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

       Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount, Stated Maturity and in the case of a series of Securities created on or after March 1, 1988, interest rate.

       At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, Stated Maturity and in the case of a series of Securities created on or after March 1, 1988, interest rate, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

       All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

       Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

       Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

       The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

       If (i) any mutilated Security is surrendered to the Trustee or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there shall be delivered to the Company and the Trustee such security and indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

       In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

       Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

       Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided that, in the case of a Security of a series created on or after March 1, 1988, if that Security or its Predecessor Security was originally issued on a date after a Regular Record Date and before the following Interest Payment Date, the first payment of interest on such Security will be made on the Interest Payment Date following the next succeeding Regular Record Date. In the case of a Security of a series created on or after March 1, 1988, interest payable at Maturity (other than on a date which is an Interest Payment Date) will be paid to the same Person to whom the principal amount of the Security is payable.

       Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest" ) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

              (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

              (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

       Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

       Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

       All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and in the case of a series of Securities created on or after March 1, 1988, may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities of such series previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310. Computation of Interest.

       Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

       This Indenture shall upon Company Request cease to be of further effect (except as to (i) any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, (ii) in the case of a series of Securities created on or after June 1, 1987, substitution of mutilated, destroyed, lost or stolen Securities of such series, and (iii) in the case of a series of Securities created on or after June 1, 1987, rights of Holders to receive payments of principal (and premium, if any) and the interest thereof, upon the original stated due dates (except upon acceleration)), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

       (1) either

              (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

              (B) all such Securities not theretofore delivered to the Trustee for cancellation

                     (i)    have become due and payable, or

                     (ii) will become due and payable at their Stated Maturity within one year, or

                     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

       (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

       (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

       Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 403 and the last paragraph of Section 1003 shall survive.

SECTION 402. Defeasance and Discharge of Securities of Any Series.

       (Any reference to Section 402 relating to a series of Securities created on or prior to June 1, 1987 shall mean Section 403.)

       In the case of a series of Securities created on or after June 1, 1987, if this Section 402 is specified, as contemplated by Section 301, to be applicable to Securities of any series, then notwithstanding Section 401, (i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of that series, (ii) all of the provisions of this Indenture as it relates to such Outstanding Securities shall no longer be in effect (except as to the rights of Holders of Securities to receive, solely from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on the Stated Maturity of such principal or installment of principal or interest or on any Redemption Date applicable to the Securities of that series or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 607 hereof) and (iii) the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions have been satisfied:

              (1) with reference to this Section 402, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocable (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5), (6) and
       (7) below have been satisfied, but subject to the provisions of Section 403(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (A) lawful money of the United States in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) lawful money of the United States in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal of (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest or on the Redemption Date specified by the Company pursuant to subparagraph (5) below and
       (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

              (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

              (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under
       Section 501(5) or Section 501(6)
       or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 91st day after such date;

              (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling which, in the opinion of such Counsel, establishes that Holders of the Securities of that series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

              (5) if the Company shall have deposited or caused to be deposited money and/or U.S. Government Obligations in order to pay and discharge the principal of (and premium, if any) and interest on such Outstanding Securities on a Redemption Date, the Company shall have irrevocably notified the Trustee of such Redemption Date and such other arrangements for such redemption as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

              (6) if the Securities of that series are then listed on any securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

              (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of any such series as contemplated by this Section have been complied with.

       Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section
402) of the Company under this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 607, and the obligations of the Trustee under Section 403 and the last paragraph of
Section 1003, shall survive with respect to such series of Securities.

SECTION 403. Application of Trust Money.

       (a) Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee (or another trustee satisfying the requirements of Section 609) pursuant to Section 401, all money and U.S. Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 402 or 1006 and all money received by the Trustee (or such other trustee) in respect of U.S. Government Obligations deposited with the Trustee

(or such other trustee) pursuant to Section 402 or 1006, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee (or such other trustee) may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee (or such other trustee) or to make mandatory sinking fund payments or analogous payments as contemplated by Section 402 or 1006, but such money and U.S. Government Obligations need not be segregated from other funds or securities, as the case may be, except to the extent required by law.

     (b) The Company shall pay and shall indemnify the Trustee (or such other trustee) against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 402 or 1006 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

     (c) The Trustee shall deliver or pay or cause to be delivered or paid to the Company from time to time upon Company Request any money or US. Government Obligations plus all interest earned thereon held by it as provided in Section 402 or 1006 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount which then would be required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501. Events of Default.

     "Event of Default", with respect to Securities of any series, wherever used herein, means any one of the following events:

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance of any covenant or agreement of the Company in this Indenture (other than a covenant or agreement a default in whose performance is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal bankruptcy, insolvency, reorganization or other similar law or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief of any such other decree or order unstayed and in effect for a period of 120 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any such law, or the consent by it to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or substantially all of its property, or the making by it of a general assignment for the benefit of creditors; or

          (7) any other Event of Default provided with respect to Securities of that series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before the Stated Maturity thereof, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Securities of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Securities of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section
     607;

          Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

SECTION 507. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of security and indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to Section 601, the Trustee need not take any action which might involve it in personal liability or be prejudicial to the Holders not consenting.

SECTION 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate security and indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as expressly provided therein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee or any Authenticating Agent makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

     The Trustee or any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee or any Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607. Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608. Disqualification; Conflicting Interests.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

         (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph (i) the Indenture dated as of August 15, 1967 between the Company and Bank of America National Trust and Savings Association, as successor Trustee, under which the Company's 5 7/8% Debentures due August 15, 1992 are outstanding; and (ii) this Indenture with respect to the Securities of any series other than that series and any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if

              (A) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

              (B) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (h) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (h) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

     The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d)  For the purposes of this Section:

          (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" means any obligor upon the Securities.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

              (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

              (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

              (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

              (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609. Corporate Trustee Required, Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) the Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

         (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security

Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

          (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Section (c) of this Section.

     (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 614. Appointment of Authenticating Agent.

     In the case of a series of Securities created on or after June 1, 1987, at any time when any of the Securities of such series remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more such series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series upon issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having, in the case of an Authenticating Agent appointed with respect to a series of Securities created (x) on or after June 1, 1987 to and including February 29, 1988, a combined capital and surplus of not less than $50,000,000, and (y) in the case of an Authenticating Agent appointed with respect to a series of Securities created on or after March 1, 1988, a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examing authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an

Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time with respect to one or more series of Securities by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent with respect to one or more series of Securities by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION

                                                As Trustee

                                       By
                                         ---------------------------
                                           As Authenticating Agent

                                       By
                                         ---------------------------
                                           Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 31 or June 30, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

     provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

SECTION 702. Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702 (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703. Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 1983, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

          (1) its eligibility under Section 609 and its qualifications under
     Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

          (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 801. Company May Consolidate, Etc., on Certain Terms.

     Nothing in this Indenture or in any of the Securities shall prevent any consolidation of the Company with or merger of the Company into any other corporation or shall prevent any sale or transfer of all or substantially all of the property and assets of the Company to any other corporation; provided, however, and the Company covenants and agrees, that any such consolidation, merger, sale or transfer shall be upon the condition that the due and punctual payment of the principal of, and premium, if any, and interest on, all the Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be assumed by the corporation formed by such consolidation or into which the Company shall have merged or the corporation which shall have acquired by sale or transfer all or substantially all of the property and assets of the Company.

SECTION 802. Securities to be Secured in Certain Events.

     If, upon any such consolidation or merger, or upon any such sale or transfer, any Principal Property of the Company or of any Restricted Subsidiary or any shares of capital stock or indebtedness of any Restricted Subsidiary, owned immediately prior thereto, would thereupon become subject to any mortgage, security interest, pledge or lien securing any indebtedness for borrowed money of, or guaranteed by, such other corporation (other than any mortgage, security interest, pledge or lien permitted by subsection (a) or (b) of Section 1004), the Company, prior to such consolidation, merger, sale or transfer, will by indenture supplemental hereto secure the due and punctual payment of the principal of, and premium, if any, and interest on the Securities (together with, if the Company shall so determine, any other indebtedness of, or guaranteed by, the Company or any Restricted Subsidiary and then existing or thereafter created) equally and ratably with (or, at the option of the Company, prior to) the indebtedness secured by such mortgage, security interest, pledge or lien.

SECTION 803. Opinion of Counsel.

     The Trustee may receive and shall, subject to the provisions of Section 601 of this Indenture, be fully protected in relying upon an Opinion of Counsel as conclusive evidence that any supplemental indenture executed under the foregoing
Section 801 or Section 802 complies with the foregoing conditions and provisions of this Article.

SECTION 804. Successor Corporation Substituted.

     Upon any consolidation by the Company with or merger by the Company into any other corporation or any sale or transfer of all or substantially all of the property and assets of the Company in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to Securities of all or any series; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than 663 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

              (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

              (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611 (b) and 901(8).

       A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

       It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

       In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

       Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

       Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

       Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

       The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities of that series and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

       The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

       The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Securities Payments to Be Held in Trust.

       If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

       Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

       The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

              (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

              (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

       The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such

Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

       Any money deposited with the Trustee (or in the case of a series of Securities created on or after June 1, 1987, another trustee satisfying the requirements of Section 609) or any Paying Agent or received by the Trustee (or such other trustee) in respect of U.S. Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 402 or 1006, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee (or such other Trustee) or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee (or such other trustee) or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Limitations on Liens.

       (a) The Company will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any indebtedness for borrowed money (referred to in this Article as "indebtedness") secured by a mortgage, security interest, pledge or lien (referred to in this Article as "mortgage" or "mortgages") of or upon any Principal Property, or shares of capital stock or indebtedness of any Restricted Subsidiary, whether such Principal Property, shares or indebtedness are owned at the date of this Indenture or thereafter acquired, without making effective provision whereby the Securities (together with, if the Company shall so determine, any other indebtedness issued, assumed or guaranteed by the Company or any Restricted Subsidiary and then existing or thereafter created) shall be secured by such mortgage equally and ratably with (or, at the option of the Company, prior to) such indebtedness, so long as such indebtedness shall be so secured; provided that the foregoing shall not apply to any of the following:

              (1) mortgages of or upon any property acquired, constructed or improved by, or of or upon any shares of capital stock or indebtedness acquired by, the Company or any Restricted Subsidiary after the date of this Indenture (A) to secure the payment of all or any part of the purchase price of such property, shares of capital stock or indebtedness upon the acquisition thereof by the Company or any Restricted Subsidiary, or (B) to secure any indebtedness issued, assumed or guaranteed by the Company or any Restricted Subsidiary prior to, at the time of, or within 360 days after (i) in the case of property, the later of the acquisition, completion of construction (including any improvements on existing property) or commencement of commercial operation of such property or (ii) in the case of shares of capital stock or indebtedness, the acquisition of such shares of capital stock or indebtedness, which indebtedness is issued, assumed or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of such property, shares of capital stock or indebtedness and, in the case of property, the cost of construction thereof or improvements thereon, provided that in the case of any such acquisition, construction or improvement the mortgage shall not apply to any property, shares of capital stock or indebtedness theretofore owned by the Company or any Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved or substantially unimproved real property on which the property so constructed or the improvement is located;

       (2) mortgages of or upon any property, shares of capital stock or indebtedness existing at the time of acquisition thereof by the Company or any Restricted Subsidiary;

       (3) mortgages of or upon any property of a corporation existing at the time such corporation is merged with or into or consolidated with the Company or any Restricted Subsidiary or existing at the time of a sale or transfer of the properties of a corporation as an entirety or substantially as an entirety to the Company or any Restricted Subsidiary;

       (4) mortgages of or upon any property of, or shares of capital stock or indebtedness of, a corporation existing at the time such corporation becomes a Restricted Subsidiary;

       (5) mortgages to secure indebtedness of any Restricted Subsidiary to the Company or to another Restricted Subsidiary or to secure indebtedness of the Company to any Restricted Subsidiary;

       (6) mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, shares of capital stock or indebtedness subject to such mortgages, or the cost of constructing or improving the property subject to such mortgages (including, without limitation, mortgages incurred in connection with pollution control, industrial revenue or similar financings); and

              (7) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage existing at the date of this Indenture or any mortgage referred to in the foregoing Clauses (1) through (6), inclusive, provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property (plus improvements and construction on such property), shares of capital stock or indebtedness which was subject to the mortgage so extended, renewed or replaced.

       (b) Notwithstanding the provisions of subsection (a) of this Section, the Company or any Restricted Subsidiary may, without equally and ratably securing the Securities, issue, assume or guarantee indebtedness secured by a mortgage not excepted by Clauses (1) through (7) of such subsection (a), if the aggregate amount of such indebtedness, together with all other indebtedness of, or indebtedness guaranteed by, the Company and its Restricted Subsidiaries existing at such time and secured by mortgages not so excepted and the Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions permitted by Clause (i) of Section 1005 and other than Sale and Lease-Back Transactions the proceeds of which have been applied in accordance with Clause (iii) of Section 1005), does not at the time exceed 5% of Consolidated Net Tangible Assets.

       (c) For purposes of this Article (i) the sale, mortgage or other transfer of timber in connection with an arrangement under which the Company or any Restricted Subsidiary is obligated to cut such timber or a portion thereof in order to provide the transferee with a specified amount of money however determined and (ii) transactions entered into pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, or any successor or similar provision which may hereafter be enacted, shall not be deemed to create any indebtedness secured by a mortgage or constitute a mortgage securing any indebtedness or constitute a Sale and Lease-Back Transaction.

SECTION 1005. Limitation on Sale and Lease-Back.

       The Company will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property, whether owned at the date of this Indenture or thereafter acquired (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and any Restricted Subsidiary, between any Restricted Subsidiary and the Company or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person with the intention of taking back a lease of such property (herein referred to as a "Sale and Lease-Back Transaction") unless (i) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to clause

(1) or (6) of Section 1004(a), without equally and ratably securing the Securities, to issue, assume or guarantee indebtedness secured by a mortgage on such property, or (ii) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to Section 1004(b), without equally and ratably securing the Securities, to issue, assume or guarantee indebtedness secured by a mortgage on such property in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction or (iii) the Company shall apply, within 360 days of the effective date of any such arrangement, an amount equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction to the prepayment or retirement (other than any mandatory prepayment or retirement) of indebtedness incurred or assumed by the Company or any Restricted Subsidiary (other than indebtedness owned by the Company or any Restricted Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such indebtedness.

SECTION 1006. Defeasance of Certain Obligations.

       (Any references to Section 1006 relating to a series of Securities created on or prior to June 1, 1987 shall mean Section 1007.) In the case of Securities created on or after June 1, 1987, if this Section 1006 is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company may omit to comply with any term, provision or condition set forth in Sections 1004 and 1005, and any such omission with respect to Sections 1004 and 1005 shall not be an Event of Default, in each case with respect to the Securities of that series, provided that the following conditions have been satisfied:

              (1) With reference to this Section 1006, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609) irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5), (6), (7) and
       (8) below have been satisfied, but subject to the provisions of Section 403(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (A) lawful money of the United States in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) lawful money of the United States in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest or on the Redemption Date specified by the Company pursuant to paragraph (6) below and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

              (2) Such deposit shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of any series or, if such a conflicting interest is determined or perceived to exist, the Trustee within 90 days of such deposit shall have filed with the Commission an application for a determination that its trusteeship as to Securities of other series or another indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as trustee as to such other Securities or other indenture;

              (3) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

              (4) No Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under
       Section 501(5) or Section 501(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under
       Section 501(5) or Section 501(6) shall have occurred and be continuing on the 91st day after such date;

              (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

              (6) If the Company shall have deposited or caused to be deposited money and/or U.S. Government Obligations in order to pay and discharge the principal of (and premium, if any) and interest on such Outstanding Securities on a Redemption Date, the Company shall have irrevocably notified the Trustee of such Redemption Date and such other arrangements as for such redemption as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

              (7) If the Securities of that series are then listed on any securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Securities to be delisted; and

              (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

SECTION 1007. Statement by Officers as to Default.

       (Any reference to Section 1007 relating to a series of Securities created on or prior to June 1, 1987 shall mean Section 1008.)

       The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 1004 or 1005 and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they have knowledge.

SECTION 1008. Waiver of Certain Covenants.

       The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1004 or 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article.

       Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102. Election to Redeem; Notice to Trustee.

       The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103. Selection by Trustee of Securities to Be Redeemed.

       If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

       The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

       For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption.

       Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

       All notices of redemption shall state:

              (1)    the Redemption Date,

              (2)    the Redemption Price,

              (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

              (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

              (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

              (6) that the redemption is for a sinking fund, if such is the case.

       Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

SECTION 1105. Deposit of Redemption Price.

       On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106. Securities Payable on Redemption Date.

       Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 307.

       If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part.

       Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of a like interest rate, Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201. Applicability of Article.

       The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

       The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.

       The Company (1) may deliver Outstanding Securities of a series (other than any Security previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203. Redemption of Securities for Sinking Fund.

       Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

       This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


       [Corporate Seal]

ATTEST:

                                                KIMBERLY-CLARK CORPORATION


       /s/ DONALD M. CROOK                    By    /s/ W. ANTHONY GAMRON
----------------------------------              -------------------------------
       Donald M. Crook                                W. Anthony Gamron
       Secretary                                         Treasurer


       [Corporate Seal]

ATTEST:

                                             BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION


       /s/ PEET SAARET                       By     /s/ ROMAN M. ARIAS
----------------------------------              -------------------------------
                                                      Roman M. Arias
                                                       Trust Officer

STATE OF TEXAS    )
                  )  ss:
COUNTY OF DALLAS  )

        On the 20 day of May, 1988, before me personally came W. Anthony Gamron, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Kimberly-Clark Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  CLAIRENE JORELLA
                                           -----------------------------------
                                                    Notary Public

                                           My commission expires July 30, 1989.


STATE OF CALIFORNIA     )
                        )  ss:
COUNTY OF SAN FRANCISCO )

        On the 19 day of May, 1988, before me personally came Roman M. Arias, to me known, who, being by me duly sworn, did depose and say that he is Trust Officer of Bank of America National Trust and Savings Association, one of the corporations described in and which executed the foregoing instrument; that he knows seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                      F. ROCKETT
                                           -----------------------------------
                                                    Notary Public

                                           My commission expires November 12,
                                           1988.

                                                                       EXHIBIT A
                                                                        (Form 1)

                             [FORM OF FACE OF NOTE]

                           KIMBERLY-CLARK CORPORATION

                                   % NOTE DUE


No.                                                                $

       KIMBERLY-CLARK CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term shall include any successor corporation), for value received, hereby promises
to pay to       , or registered assigns, the principal sum of           Dollars
on           , and to pay interest thereon from                         or from
the most recent Interest Payment Date to which interest has been paid or duly
provided for, semi-annually on and in each year, commencing               , at
the  rate of    % per annum, until the principal hereof is paid or made
available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date
for such interest, which shall be the               or
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for
that purpose in                            , in such coin or currency of the
United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, Kimberly-Clark Corporation has caused this instrument to be duly executed under its corporate seal.



DATED:

                                           KIMBERLY-CLARK CORPORATION


                                           By
                                             -----------------------------
                                                       President

ATTEST:



-----------------------------
       Secretary


Form of Trustee's Certificate of Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                           BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, as successor
                                            Trustee


                                           By
                                             -----------------------------
                                                    Authorized Officer

Form of Reverse of Note.

       This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a First Amended and Restated Indenture dated as of March 1, 1988 (herein called the "Indenture"), between the Company and Bank of America National Trust and Savings Association, successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on
the face hereof, limited in aggregate principal amount to $         .

       The Securities of this series are subject to redemption upon not less
than 30 days' notice by mail, at any time [on or after         ,] as a whole
or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning of the years indicated,

                       REDEMPTION                  REDEMPTION
             YEAR        PRICE           YEAR        PRICE
            ------    ------------      ------    ------------





and thereafter at a Redemption Price equal to     % of the principal amount,
together in the case of any such redemption with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture.

       [Notwithstanding the foregoing, the Company may not, prior to          ,
redeem any Securities of this series pursuant to the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice)
of less than         % per annum.]

       In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

       [The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       The Securities of this series are issuable only in registered form
without coupons in denominations of $             and any integral multiple
thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                       EXHIBIT B
                                                                        (Form 2)

                   [FORM OF FACE OF SINKING FUND DEBENTURE]

                           KIMBERLY-CLARK CORPORATION

                          % Sinking Fund Debenture due

No.                                                               $

       KIMBERLY-CLARK CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term shall include any successor corporation), for value received, hereby promises
to pay to                 , or registered assigns, the principal sum of
      Dollars                on            , and to pay interest thereon from
   or from the most recent Interest Payment Date to which interest has been paid
or duly provided for, semi-annually on                   and in each year,
commencing                         , at the rate of      % per annum, until the
principal hereof is paid or             made available for payment. The
interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which
shall be the            or            (whether or not a Business Day), as the
case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for
that purpose in                    , in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, Kimberly-Clark Corporation has caused this instrument to be duly executed under its corporate seal.


DATED:

                                   KIMBERLY-CLARK CORPORATION


                                   By
                                     -----------------------------------
                                           President

ATTEST:


---------------------------------
           Secretary


Form of Trustee's Certificate of Authentication.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as Successor
                                     Trustee


                                   By
                                     -----------------------------------
                                           Authorized Officer


Form of Reverse of Sinking Fund Debenture.

       This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a First Amended and Restated Indenture dated as of March 1, 1988 (herein called the "Indenture"), between the Company and Bank of America National Trust and Savings Association, successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on
the face hereof, limited in aggregate principal amount to $       .

       The Securities of this series are subject to redemption upon not less
than 30 days' notice by mail, (1) on              in each year commencing with
the year      and ending with the year     through operation of the sinking
fund for this series at a Redemption Price equal to 100% of the principal
amount, and (2) at any time [on or after           ,] as a whole or in part, at
the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning of the years indicated,

                       REDEMPTION                  REDEMPTION
             YEAR        PRICE           YEAR        PRICE
            ------    ------------      ------    ------------





and thereafter at a Redemption Price equal to        % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture.

[Notwithstanding the foregoing, the Company may not, prior to                 ,
redeem any Securities of this series pursuant to Clause (2) of the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial
practice) of less than      % per annum.]

       The sinking fund for this series provides for the redemption on
in each year beginning with the year          and ending with the year
of [not less than] $        [("mandatory sinking fund") and not more than
$    aggregate principal amount of Securities of this series]. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [inverse] order in which they become due.

       In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       [The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

       If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       The Securities of this series are issuable only in registered form
without coupons in denominations of $        and any integral multiple
thereof. As provided in the Indenture and subject to certain limitations therein set forth,

Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                       EXHIBIT C
                                                                        (Form 3)

               [FORM OF FACE OF ORIGINAL ISSUE DISCOUNT SECURITY]

       For purposes of Section 1232 of the United States Internal Revenue Code
of 1954, as amended, the issue price of this Security is        % of its
principal amount and the issue date is                   , 19 .

       For purposes of Sections 1273 and 1275 of the Internal Revenue Code of
1986, as amended, the amount of original issue discount of this Security is    %
of its principal amount, the issue date is               , 19 , [and] the yield
to maturity is       % [, the method used to determine the yield is and the
amount of original issue discount applicable to the short accrual period of   ,
19     to         , 19 is       % of the principal amount of this Security].

                           KIMBERLY-CLARK CORPORATION

                              %[         ] DUE


No.                                                              $

       KIMBERLY-CLARK CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term shall include any successor corporation), for value received, hereby promises
to pay to                 , or registered assigns, the principal sum of
Dollars on            , and to pay interest thereon from       or from the most
recent Interest Payment Date to which interest has been paid or duly provided
for, semi-annually        on and in each year, commencing                  , at
the rate of      % per annum, until the principal hereof is paid or made
available for payment.   The interest so payable, and punctually paid or duly
provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date
for such interest, which shall be the           or            (whether or not a
Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for
that purpose in             , in such coin or currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       In Witness Whereof, Kimberly-Clark Corporation has caused this instrument to be duly executed under its corporate seal.



DATED:

                                           KIMBERLY-CLARK CORPORATION


                                           By
                                             ---------------------------------
                                                  President

ATTEST:



--------------------------
       Secretary


Form of Trustee's Certificate of Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                           BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Successor
                                             Trustee



                                             By
                                               -------------------------------
                                                     Authorized Officer

Form of Reverse of Original Issue Discount Security.

       This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a First Amended and Restated Indenture, dated as of March 1, 1988 (herein called the "Indenture"), between the Company and Bank of America National Trust and Savings Association, successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on
the face hereof, limited in aggregate principal amount to $      .

       The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture.

       In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to (a) that portion of the principal amount equal to the initial public offering price of this Security plus accrued amortization of the original issue discount calculated using the "interest method" (computed in accordance with generally accepted
accounting principles in effect on                ) from      ,         to the
date of such declaration and (b) any accrued interest to the date of such declaration. Upon payment of (i) the amount of principal so declared due and payable and (ii) interest on any overdue principal (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on the Securities of this series shall terminate.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       [The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       The Securities of this series are issuable only in registered form
without coupons in denominations of $        and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.